UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
MAY 8, 2007
Date of Report (Date of earliest event reported)
IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (508) 373-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On May 8, 2007, IPG Photonics Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2007 and furnished a press release issued in connection with the announcement as Exhibit 99.1 to a Current Report on Form 8-K previously filed on May 8, 2007.
     The Company furnishes with this Current Report on Form 8-K as Exhibit 99.1 a corrected copy of the full text of the press release. The net income in the Consolidated Statement of Operations for the quarter ended March 31, 2007 is $6,613,000, rather than the $6,612,000 reported in the press release previously furnished on Form 8-K.
     The information on this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act ”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
     99.1     Press Release issued by IPG Photonics Corporation on May 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
May 8, 2007	By:	/s/ Timothy Mammen
Timothy Mammen
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release issued by IPG Photonics Corporation on May 8, 2007

4